UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934
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☒	Definitive Proxy Statement
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enVVeno Medical Corporation
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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DEFINITIVE PROXY SUPPLEMENT
DATED NOVEMBER 19, 2025
enVVeno Medical Corporation
70 Doppler Irvine, California 92618
November 19, 2025
Dear Stockholder:
We are writing to notify you of important information about the 2025 Annual Meeting of Stockholders (the “Meeting”) of enVVeno Medical Corporation.
We previously filed and made available to our stockholders our proxy statement and related proxy materials on or about October 31, 2025 (the “Proxy Statement”), which contained four proposals. The enclosed supplementary proxy materials (the “Supplement”) is being sent to you because we have determined to add a new Proposal 5 to the original Proxy Statement in order to grant authority to our Board of Directors to effectuate a reverse stock split of our common stock at a ratio of between one-for-five and one-for-thirty-five, with such ratio to be determined at the sole discretion of the Board of Directors and with such reverse stock split to be effectuated at such time and date, if at all, as determined by the Board of Directors in its sole discretion.
Accordingly, we are furnishing to you, together with this letter, an Amended Notice of the 2025 Annual Meeting and the Supplement to the previously furnished Proxy Statement, which reflect the revised agenda for the Meeting and describe the new proposal to be voted on at the Meeting, as well as a new proxy card for purposes of casting your vote on all of the proposals to be voted on at the Meeting.
The Meeting will continue to be held on a virtual basis on Thursday, December 11, 2025 at 9:00 A.M. PST. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/NVNO2025. Please read the Proxy Statement and the Supplement in their entirety as together they contain all of the information that is important to your decisions in voting at the annual meeting.
When you have finished reading the Proxy Statement and Supplement, please promptly submit your proxy by completing the enclosed new proxy card in its entirety, signing, dating and returning it in the enclosed envelope (or following the instructions to vote by Internet or telephone). We encourage you to submit your proxy so that your shares will be represented and voted at the Meeting, whether or not you can attend. The enclosed new proxy card permits you to submit your proxy for all five of the proposals included in the Proxy Statement and the Supplement, and will replace any previously submitted proxy in connection with the Meeting if validly submitted in accordance with the Proxy Statement and Supplement.
If you have already submitted your proxy and do not submit a new proxy, your previously submitted proxy will be voted at the Meeting with respect to all proposals included in the original proxy card and you will be deemed to not have voted on Proposal 5; however, the Company strongly encourages you to submit a new proxy so that your vote will be considered on Proposal 5 as well. Please note that if you submit a new proxy card, the previously submitted proxy card will be revoked and replaced in all respects. Therefore, please be sure to fill out the new proxy card in full if you would like to exercise your discretion with respect to each proposal. As indicated on the proxy card, the shares represented by a proxy, when properly executed, will be voted as specified by the stockholder. If the proxy card contains no specific voting instructions, the shares will be voted FOR each of the director nominees and FOR each of the other proposals described in the proxy card.
BY ORDER OF THE BOARD OF DIRECTORS,

Robert A. Berman,
Chief Executive Officer

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on Thursday, December 11, 2025
The 2025 Annual Meeting of Stockholders (the “Meeting”) of enVVeno Medical Corporation (the “Company”) will be held on a virtual basis on Thursday, December 11, 2025 at 9:00 A.M. PST, for the following purposes:
1.
To elect Matthew M. Jenusaitis and Robert A. Berman as Class II Directors of the Company, to hold office until the 2028 Annual Meeting of Stockholders or until their successors are elected and qualified or until their earlier death, incapacity, removal or resignation;

2.	To approve on a non-binding, advisory basis the compensation of our named executive officers;
3.
To ratify the appointment by the Audit Committee of the Company’s Board of Directors of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

4.	To approve the adoption of the enVVeno Medical Corporation 2025 Equity Incentive Plan;
5.
To grant authority to the Company’s Board of Directors to effectuate a reverse stock split of the Company’s common stock at a ratio of between one-for-five and one-for-thirty-five, with such ratio to be determined at the sole discretion of the Board of Directors and with such reverse stock split to be effectuated at such time and date, if at all, as determined by the Board of Directors in its sole discretion; and

6.	To transact, in the discretion of the Company’s Board of Directors, such other business as may properly come before the Meeting or any adjournment thereof.
The preceding items of business were described in our original Proxy Statement dated October 30, 2025 (the “Proxy Statement”), with the exception of Proposal 5, which is described in this supplement (the “Supplement”) to the Proxy Statement. The enclosed Supplement describes new Proposal 5 and includes a revised proxy card which covers the proposals included in the Proxy Statement and the Supplement. If you wish to vote on the new Proposal, you must either attend the Meeting or sign, date and return the enclosed proxy card (or follow the instructions to vote by Internet or telephone). Signing and submitting this new proxy card will revoke any prior proxy in its entirety. Therefore, if you submit the new proxy card (or vote at the Meeting or prior to the Meeting by Internet or telephone), in addition to voting on Proposal 5, you must mark the new proxy card in the appropriate place (or follow the instructions to vote by Internet or telephone) to indicate your vote on Proposals 1 through 4. If you do not indicate your vote on one or more proposals, the proxy will vote your shares and your shares will be voted FOR each of the director nominees and FOR each of Proposals 2 through 5.
Our stockholders have previously received a Notice of Internet Availability of Proxy Materials, which provided instructions for accessing the proxy materials, but did not receive printed copies of the proxy materials unless they requested them, as we previously elected to use the internet as our primary means of providing our proxy materials to stockholders. We will provide access to the Supplement, this Amended Notice of Annual Meeting and a new proxy card, both by mailing to you a full set of these supplemental materials, and also by notifying you of the availability on the internet of all of our proxy materials, including these supplemental materials, the Proxy Statement and our Annual Report for the year ended December 31, 2024, as amended, which can be found by logging on to http://www.proxyvote.com or by visiting https://envvno.com/SEC-filings/ or at the SEC’s website at http://www.sec.gov.
The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/NVNO2025. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.
The Board has fixed the close of business on October 17, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

We hope you will be able to attend the Meeting. Whether or not you plan on attending the Meeting online, please promptly submit your proxy vote via the Internet, by telephone or by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you vote before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.
Details regarding admission to the Meeting and the business to be conducted at the Meeting are more fully described in the Notice of Meeting of Stockholders and Proxy Statement previously furnished to you and the Supplement furnished herewith.
The Board of Directors unanimously recommends a vote “FOR” the election of the Class II Directors, “FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, “FOR” the ratification of the appointment by the Audit Committee of the Company’s Board of Directors of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, “FOR” the approval of the adoption of the Company’s 2025 Equity Incentive Plan and “FOR” the reverse stock split proposal.

BY ORDER OF THE BOARD OF DIRECTORS,

Robert A. Berman, Chief Executive Officer

November 19, 2025

IMPORTANT
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE READ THE PROXY STATEMENT AND SUPPLEMENT AND PROMPTLY VOTE YOUR PROXY VIA THE INTERNET, BY TELEPHONE OR, IF YOU RECEIVED A PRINTED FORM OF PROXY AND SUPPLEMENT IN THE MAIL, BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING.
IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES. PLEASE KEEP IN MIND THAT THE ORIGINAL PROXY CARD DID NOT INCLUDE PROPOSAL NUMBER 5 (REVERSE SPLIT PROPOSAL). IF YOU WOULD LIKE TO VOTE ON THAT PROPOSAL, PLEASE ENSURE THAT YOU SUBMIT A NEW PROXY CARD INCLUSIVE OF PROPOSAL 5. IF YOU HAVE SUBMITTED THE ORIGINAL PROXY CARD AND DO NOT SUBMIT A NEW PROXY CARD INCLUSIVE OF PROPOSAL 5, YOU WILL HAVE BEEN DEEMED NOT TO VOTE ON PROPOSAL 5.
IF YOU RETURN YOUR NEW PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES, THE APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025, THE APPROVAL OF THE ADOPTION OF THE COMPANY’S 2025 EQUITY INCENTIVE PLAN AND, TO THE EXTENT THAT THE PROXY CARD THAT IS RETURNED INCLUDES THE REVERSE STOCK SPLIT PROPOSAL, THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING: THE PROXY STATEMENT AND SUPPLEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024 ARE AVAILABLE ON THE INTERNET AT HTTPS://ENVVENO.COM/SEC-FILINGS/ OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

enVVeno Medical Corporation
70 Doppler Irvine, California 92618
(949) 261-2900
QUESTIONS AND ANSWERS ABOUT THESE SUPPLEMENTAL PROXY MATERIALS
Important Note: These supplemental materials supplement the Proxy Statement for the 2025 Annual Meeting of Stockholders as originally filed with the SEC and made available to our stockholders on or about October 31, 2025. For more information regarding the Meeting, including questions and answers regarding the Meeting and a detailed description of Proposals 1 through 4, please refer to the Proxy Statement.
Why am I receiving this Supplement?
This Supplement describes new Proposal 5 which is being added to the agenda for the Meeting and therefore were not described in the original Proxy Statement. Information about Proposals 1 through 4, each of which will also be presented to stockholders at the Meeting, can be found in the Proxy Statement as originally filed with the SEC and made available to our stockholders on or about October 31, 2025.
New Proposal 5 seeks stockholder approval to grant authority to the Company’s Board of Directors to effectuate a reverse stock split of the Company’s common stock at a ratio of between one-for-five and one-for-thirty-five, with such ratio to be determined at the sole discretion of the Board of Directors and with such reverse stock split to be effectuated at such time and date, if at all, as determined by the Board of Directors in its sole discretion.
To the extent the information in the Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in the Supplement shall amend and supersede the information contained in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read the Supplement carefully in its entirety together with the Proxy Statement. All capitalized terms used in the Supplement and not otherwise defined herein have the respective meanings given to them in the Proxy Statement. The Supplement is being made available to our stockholders on or about November 21, 2025.
How will the Supplement and proxy materials be delivered?
Most of our stockholders who are entitled to notice of, and to vote at, the Meeting previously received a Notice of Internet Availability of Proxy Materials for the Meeting, which provided instructions on how to access the proxy materials on the Internet, but did not receive printed copies of the proxy materials unless they requested them. We will provide access to the Supplement, the Amended Notice of Annual Meeting and a proxy card reflecting all five proposals to be voted on at the Meeting, both by mailing to you a full set of these supplemental materials, and also by notifying you of the availability on the Internet of all of our proxy materials, including these supplemental materials and the Proxy Statement and our annual report for the year ended December 31, 2024.
How many shares must be present or represented to conduct business at the Meeting?
On November 17, 2025, the Board amended the Company’s amended and restated bylaws to reduce the quorum requirement for a meeting of stockholders from a majority of the outstanding shares of our voting stock entitled to vote at a meeting to thirty three and one-third percent of the outstanding shares of our voting stock entitled to vote at a meeting. Accordingly, a quorum will be present if at least thirty three and one-third percent of the outstanding shares of our voting stock entitled to vote is represented at the Meeting, either virtually or by proxy.
How may I vote with respect to the reverse stock split proposal and how are votes counted?
With respect to Proposal 5, you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Meeting.
Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Proposals 1, 2 and 4 are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on those proposals. The ratification of the appointment of the Company’s independent public accountant and the reverse stock split proposal are “routine” matters and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to approve the reverse stock split proposal?
The affirmative vote of the holders of a majority in voting power of the shares of stock of the corporation which are present in person or by proxy and entitled to vote thereon is required to grant authority to the Company’s Board of Directors to effectuate a reverse stock split of the Company’s common stock at a ratio of between one-for-five and one-for-thirty-five, with such ratio to be determined at the sole discretion of the Board of Directors and with such reverse stock split to be effectuated at such time and date, if at all, as determined by the Board of Directors in its sole discretion. Abstentions will have the effect of a vote against this proposal, but since this is a routine matter, brokers may vote at the Meeting on this proposal provided that they have not received instructions from a beneficial owner.
How do I cast or revoke my proxy for the reverse split proposal?
Because this Supplement describes a new proposal to be voted on at the Meeting that was not reflected or described in the original Proxy Statement, proxies submitted before the date of the Supplement will not include votes on the new proposal. As a result, if you want to vote on the new proposal described in the Supplement, you must cast a new vote for the Meeting by signing, dating and returning the enclosed proxy card (or by following the instructions to vote by Internet or telephone), or by voting at the Meeting.
Signing and submitting the new proxy card, or voting at the Meeting, will revoke any prior proxy in its entirety. Therefore, if you submit the new proxy card (or vote by Internet or telephone), in addition to voting on Proposal 5, you must mark the new proxy card in the appropriate place (or follow the instructions to vote by Internet or telephone) to indicate your vote on Proposals 1 through 4.

PROPOSAL NO. 5: THE REVERSE SPLIT PROPOSAL
Introduction
Our Board acted unanimously to adopt a proposal to grant authority to the Board to effectuate a reverse stock split of the Company’s common stock at a ratio of between one-for-five and one-for-thirty-five (the “Reverse Split”), with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effectuated at such time and date, if at all, as determined by the Board of Directors in its sole discretion (the “Reverse Split Proposal”). The Board is now asking you to approve this Reverse Split Proposal.
If approved, the Reverse Split will be effective upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation, in substantially the form attached to this Supplement as Annex A (the “Certificate of Amendment”), with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board.
The intention of the Board in obtaining approval for the authority to effect a Reverse Split would be to increase the stock price of our common stock sufficiently above the $1.00 minimum bid price requirement for continued listing on The Nasdaq Capital Market (“Nasdaq”) if necessary in the future. Additionally, we received notice from The NASDAQ Stock Market indicating that, because the closing bid price for the Company’s common stock had fallen below $1.00 per share for 30 consecutive business days, the Company no longer complies with the minimum bid price requirement for continued listing on the Nasdaq Capital Market under Rule 5550(a)(2) of Nasdaq Listing Rules. Nasdaq’s notice has no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market. If we are unable to resolve the situation to allow for continued listing on the Nasdaq Capital Market, this will result in a de-listing of our common stock.
The Reverse Split will not impact our authorized shares of common stock. Accordingly, the effect of the Reverse split will be to increase the number of authorized but unissued shares of common stock of the Company. The Board, in its sole discretion, can elect to abandon the Reverse Split in its entirety at any time.
One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our common stock. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our common stock (in hand or on an as converted basis) outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares would not otherwise be affected by the Reverse Split. The authorized number of shares of common stock and preferred stock will not be adjusted as a result of the Reverse Split.
The table below sets forth the number of shares of our common stock outstanding before and approximate number of shares outstanding after the Reverse Split based on 20,216,176 shares of our common stock outstanding as of the Record Date.

	Prior to the Reverse Split	Assuming a One- for- Five Reverse Split	Assuming a One- for- Ten Reverse Split	Assuming a One- for- Twenty Reverse Split	Assuming a One- for- Thirty Reverse Split	Assuming a One- for- Thirty-Five Reverse Split
Aggregate Number of Shares of common stock Outstanding	20,216,176	4,043,235	2,021,617	1,010,808	673,872	577,605

The Reverse Split is not part of a broader plan to take us private.
Reasons for the Reverse Split; Nasdaq Requirements for Continued Listing
The Board’s primary objective in proposing a potential Reverse Split is to raise the per share trading price of our common stock. Our common stock currently trades on Nasdaq under the symbol “NVNO.” In order to maintain our listing on Nasdaq we may be required to effect the Reverse Split so that our listed shares maintain a minimum bid price per share of at least $1.00. The closing trading price on November 18, 2025 was $0.3297.

Our Board concluded that the liquidity and marketability of our common stock will be adversely affected if it is not listed on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our common stock. Our Board believes that current and prospective investors will view an investment in our common stock more favorably if our common stock remains listed on Nasdaq.
Our Board also believes that the Reverse Split and any resulting increase in the per share price of our common stock will enhance the acceptability and marketability of our common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock, although we have not been told by them that is the reason for not investing in our common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.
We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our common stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our common stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on Nasdaq.
Potential Disadvantages of the Reverse Split
As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our common stock by up to factor of thirty five. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the Reverse Split will increase the market price of our common stock proportionately based on the Reverse Split ratio, or result in any permanent increase in the market price of our common stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our market capitalization will be reduced, perhaps significantly.
The number of shares held by each individual holder of common stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of common stock in the event they wish to sell all or a portion of their position.
Although our Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.
Effecting the Reverse Split
Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Certificate of Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of Delaware to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. In addition, our Board may deem it advisable to effect the Reverse Split even if the price of our common stock is above $1.00 at the time the Reverse Split is to be effected. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”).

Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of common stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of common stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 1,000 shares of our common stock, you would hold 200 shares of our common stock following the Reverse Split if the ratio is one-for-five or you would hold 40 shares of our common stock if the ratio is one-for-twenty five.
Effect on Outstanding Shares, Options and Certain Other Securities
If the Reverse Split is implemented, the percentage of our common stock owned by each stockholder will remain unchanged except for any de minimus change resulting from the treatment of fractional shares for which we will pay cash. The number of shares of our common stock that may be purchased upon exercise of outstanding options or exercise or conversion of other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.
Effect on Registration
Our common stock is currently registered under the Securities Act of 1933, as amended, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. The proposed Reverse Split will not affect the registration of our common stock.
Fractional Shares; Exchange of Stock Certificates
Our Board does not currently intend to issue fractional shares of common stock in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will pay the cash value of the fractional shares to the holders. For example, if a stockholder holds 150.25 shares of common stock following the Reverse Split, that stockholder will receive certificate representing 150 shares of common stock and a cash payment for the fair value of .25 shares as of the Effective Time.
As of the Record Date, we had 71 holders of record of our common stock (although we have significantly more beneficial holders). The Reverse Split may reduce the number of record holders depending on the ratio of the Reverse Split. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.
On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.
Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.
Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.
Anti-Takeover and Dilutive Effects
The authorized common stock and preferred stock will not be diluted as a result of the Reverse Split. The common stock and preferred stock that is authorized but unissued provide the Board with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued common stock or preferred stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.
Accounting Consequences
As of the Effective Time, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our common stock outstanding.
Federal Income Tax Consequences
The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our common stock. This summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons who may be subject to special treatment under U.S. federal income tax law or persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.
If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.
Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.
The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the common stock received pursuant to the Reverse Split should equal the aggregate tax basis in the common stock surrendered and the holding period for the common stock received should include the holding period for the common stock surrendered.
Text of Proposed Certificate of Amendment; Effectiveness
The text of the proposed Certificate of Amendment is set forth in substantially final form in Annex A to this Supplement. If and when effected by our Board, the Certificate of Amendment will become effective upon its filing with the Secretary of State of Delaware.

Vote Required
The affirmative vote of the holders of a majority in voting power of the shares of stock of the corporation which are present in person or by proxy and entitled to vote thereon is required to approve the Reverse Split Proposal. Abstentions will have the effect of a vote against this proposal, but since this is a routine matter, brokers may vote at the Meeting on this proposal provided that they have not received instructions from a beneficial owner.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE SPLIT PROPOSAL.

Annex A
CERTIFICATE OF AMENDMENT
TO THE
FIFTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ENVVENO MEDICAL CORP.
enVVeno Medical Corp. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:
1.	The name of the Corporation is: enVVeno Medical Corp.
2.
The board of directors of the Corporation (the “Board”) duly adopted, by written consent on the 17th day of November, 2025 in accordance with Section 141(f) of the DGCL, a resolution proposing and declaring advisable an amendment to the Fifth Amended and Restated Certificate of Incorporation of said Corporation to consummate a reverse stock split of the Corporation’s common stock, par value $0.00001 per share (the “Common Stock”), which such resolution was approved by the stockholders of the Corporation on the ____ day of ________, 202_ at a meeting of the stockholders of the Corporation.

3.
That upon effectiveness of this Certificate of Amendment (the “Split Effective Time”), each share of Common Stock issued and outstanding immediately prior to Split Effective Time shall be automatically changed and reclassified into a smaller number of shares such that each _________ (__) shares of issued Common Stock immediately prior to the Split Effective Time is reclassified into one (1) share of Common Stock. Notwithstanding the immediately preceding sentence, there shall be no fractional shares issued and, in lieu thereof, a holder of Common Stock on the Split Effective Time who would otherwise be entitled to a fraction of a share as a result of the reclassification, following the Split Effective Time, shall receive a cash payment for the fair value of such fractional share upon the surrender of such stockholders’ old stock certificate.

4.	The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.
5.	This Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation shall be effective as of _____ _.m. Eastern time on ____________, 202_.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE FOLLOWS]
A-1

IN WITNESS WHEREOF, enVVeno Medical Corp. has caused this Certificate to be executed by its duly authorized officer on this ___ day of _________, 202_.

ENVVENO MEDICAL CORP.
By:
Name:	Robert Berman
Title:	Chief Executive Officer

A-2

ENVVENO MEDICAL CORPORATION
70 DOPPLER
IRVINE, CA 92618

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NVNO2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81648-P39568 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENVVENO MEDICAL CORPORATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE DIRECTOR NOMINEES.

	For All	Withhold All	For All Except
1. To elect Matthew M. Jenusaitis and Robert A. Berman as Class II Directors, to hold office until the 2028 Annual Meeting of Stockholders or until their successor is elected and qualified or until their earlier death, incapacity, removal or resignation.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Matthew M. Jenusaitis
02) Robert A. Berman

The Board of Directors recommends you vote for the following proposals:

NOTE: In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

V81649-P39568

ENVVENO MEDICAL CORPORATION
Annual Meeting of Stockholders
Thursday, December 11, 2025, 9:00 A.M. PST
This proxy is solicited by the Board of Directors

THE UNDERSIGNED HEREBY APPOINTS ROBERT A. BERMAN AS PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF VOTING STOCK OF ENVVENO MEDICAL CORPORATION HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 17, 2025, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, DECEMBER 11, 2025, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the director nominees and FOR each of the other proposals described on this card.

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Meeting.

Continued and to be signed on reverse side